UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.
(Name of Registrant as Specified In Its Charter)

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.
Notice of 2020 Annual Meeting of Stockholders
To be held November 12, 2020
TIME AND DATE:	9:00 a.m. ET on Thursday, November 12, 2020.

PLACE:
Executive Offices of the Lightstone Group
460 Park Avenue, 13th Floor
New York, New York 10022
Directions to the Annual Meeting can be obtained by calling the Shareholder Services Department at (888) 808-7348.

ITEMS OF BUSINESS:	(1) To elect seven individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

(2) To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020.

(3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You may vote if you were a stockholder of record as of the close of business on September 15, 2020.

ANNUAL REPORT:	This proxy statement, proxy card, and our 2019 Annual Report to stockholders are being mailed to you on or about October 1, 2020.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:	This proxy statement, a form of proxy card, and our 2019 Annual Report are available online at www.proxyvote.com.

PROXY VOTING:
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed, postage-paid envelope provided, or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

Terri Warren Reynolds
Senior Vice President, General Counsel, and Secretary

Lightstone Value Plus Real Estate Investment Trust V, Inc.
1985 Cedar Bridge Avenue
Lakewood, NJ 08701
Proxy Statement
2020 Annual Meeting of Stockholders
To Be Held November 12, 2020
We are providing these proxy materials in connection with the solicitation by the board of directors of Lightstone Value Plus Real Estate Investment Trust V, Inc., formerly known as Behringer Harvard Opportunity REIT II, Inc. (“Lightstone Value Plus REIT V,” the “Company,” “we,” “our,” or “us”), a Maryland corporation, of proxies for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 12, 2020, at 9:00 a.m. Eastern Time at the executive offices of the Lightstone Group, 460 Park Avenue, 13th Floor, New York, New York 10022 and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2020 Annual Meeting of Stockholders (the “Notice of 2020 Annual Meeting”).
This proxy statement (the “Proxy Statement”), which includes the Notice of 2020 Annual Meeting, the accompanying form of proxy and voting instructions, as well as our 2019 Annual Report to Stockholders, are first being mailed or given to stockholders on or about October 1, 2020.
Annual Report
Our Annual Report for the year ended December 31, 2019, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”), is enclosed with this Proxy Statement.
Our Annual Report on Form 10-K, as filed with the SEC, may be accessed online through www.proxyvote.com or through the SEC’s website at www.sec.gov. In addition, you may request a copy of our Annual Report by writing or telephoning us at the following address: Lightstone Value Plus Real Estate Investment Trust V, Inc., c/o DST Systems, Inc., P.O. Box 219015, Kansas City, Kansas, 64121, telephone (888) 808-7348. If requested by stockholders, we will also provide copies of exhibits to our Annual Report on Form 10-K for a reasonable fee.
Stockholders Entitled to Vote
Anyone who is a stockholder of record at the close of business on September 15, 2020 (the “Record Date”), or who holds a valid proxy for the Annual Meeting, is entitled to receive the accompanying notice and to vote their shares at the Annual Meeting. As of the Record Date, there were 20,192,739 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD
Your vote is important. You can save us the expense of a second mailing by voting promptly.
To vote by proxy, simply mark your proxy card, date and sign it, and return it in the pre-addressed, postage-paid envelope provided. Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.
All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted (1) FOR the election of each of the seven nominees for director named below and (2) FOR the ratification of

EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020. With respect to any other business that may properly come before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the holders of the proxy.
Required Vote
Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. A quorum consists of the presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the Annual Meeting. A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval. Withheld votes, abstentions, and broker non-votes (discussed below) will be counted as present for purposes of determining the existence of a quorum.
A broker “non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. Brokers may not exercise discretionary voting in uncontested director elections at stockholder meetings and are prohibited from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors at the Annual Meeting. Please see below for the effect of a broker non-vote on the proposals presented in your proxy.
A majority of the votes present in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, withheld votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the board of directors.
Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative vote of a majority of all votes cast at the Annual Meeting, assuming a quorum is present. Abstentions and broker non-votes will have no effect on the determination of this proposal.
Proxy Voting by Telephone or Internet
Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded.
Please refer to the enclosed proxy card for instructions. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign, and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.
Voting on Other Matters
Our board of directors does not presently intend to bring any business before the Annual Meeting other than the proposal to elect directors and the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020. If other matters are properly presented at the Annual Meeting for consideration, and if you properly submit your vote by proxy, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies
You can revoke your proxy at any time before it is voted by:
•	providing written notice of such revocation to the Secretary of the Company;
•	signing and submitting a new proxy card with a later date;
•	authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy will be counted); or
•	attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.
Proxy Solicitation
We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation material that we may provide to stockholders. We have engaged Broadridge to assist in the distribution of proxy materials and the solicitation of proxies for an estimated fee of $2,500 plus reimbursement of reasonable expenses. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for their costs in forwarding proxy and solicitation materials to beneficial owners of our common stock. Apart from the arrangements with Broadridge described above, our officers and employees of LSG-BH II Advisor LLC and LSG Development LLC (collectively, our “Advisor”) or its affiliates may also solicit proxies, but they will not be paid additional compensation for these services.
Interest of Certain Persons in Matters to Be Acted On
No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
The board of directors currently consists of seven members. The board of directors has proposed the following seven nominees, all of whom are currently serving as our directors, for election as directors, each to serve for a term ending at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”): Andreas K. Bremer, Diane S. Detering-Paddison, Jeffrey F. Joseph, David Lichtenstein, Jeffrey P. Mayer, Cynthia Pharr Lee and Steven Spinola. With the exception of David Lichtenstein, each director nominee has been determined by the board of directors to be “independent” as the term is defined in our charter and the New York Stock Exchange (“NYSE”). Each nominee, if elected as a director, will serve until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR ALL of the director nominees listed above. We expect each nominee for election as a director to be able to serve if elected. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substitute nominee.
Vote Required
A majority of the shares present in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.
The principal occupations and certain other information about the nominees is set forth below.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE
NOMINEES TO BE ELECTED AS DIRECTORS
Andreas K. Bremer, 63, has served as one of our independent directors since November 2007 and as Lead Director since June 2017. Mr. Bremer currently serves as President and Chief Executive Officer of International Capital, LLC, a position he has held since 2018. Mr. Bremer joined International Capital as its Chief Financial Officer in October 2002 and became its Executive Vice President in 2005. International Capital specializes in acquisition, disposition, management and administration of commercial investment properties, and Mr. Bremer is responsible for all financial aspects of the company’s operations. Before joining International Capital, Mr. Bremer was the Chief Financial Officer of ATLASwerks®, a leading communication software company in Dallas. He acted as a corporate finance consultant for two years at McKinsey & Co. in both the Dallas and New York offices and served as Vice President of Finance and Treasurer at Paging Network, Inc. Mr. Bremer started his career at COMMERZBANK AG in Germany and spent seven of his 13-year tenure at the company’s New York and Atlanta offices. Mr. Bremer has over 25 years of financial and general management experience with extensive knowledge of corporate finance and commercial lending both in the United States and other countries, particularly Germany and holds a degree as CCIM. Mr. Bremer has served as Chairman of the German International School in Dallas since 2009. He was the Director of the Texas Warburg Chapter of the American Council on Germany in Dallas and, as Knight of Justice, is a member of the Order of St. John. In 2018, Mr. Bremer was appointed Honorary Counsel of the Federal Republic of Germany in Dallas and continues to serve in that capacity. Mr. Bremer received a law degree from the Johannes-Gutenberg University in Mainz, Germany.
Our board of directors has concluded that Mr. Bremer is qualified to serve as one of our directors for reasons including his more than 25 years of financial and general management experience, including international corporate finance and commercial lending. Mr. Bremer has served in various financial management positions and has significant experience in acquisition, disposition, management, and administration of commercial real estate investments. In addition, Mr. Bremer’s international background brings a unique perspective to our board.

Diane S. Detering-Paddison, 61, has served as one of our independent directors since June 2009. Ms. Detering-Paddison serves as President of 4word, www.4wordwomen.org, a not-for-profit organization she founded that connects, leads and supports professional Christian women and enables them to reach their potential. From February 2010 until June 2014, Ms. Detering-Paddison served as Chief Strategy Officer of Cassidy Turley, one of the nation’s largest commercial real estate service providers. Prior to joining Cassidy Turley, Ms. Detering-Paddison served as the Chief Operating Officer of ProLogis, an owner, manager, and developer of distribution facilities, from June 2008 until January 2009. Prior to that, Ms. Detering-Paddison was with CB Richard Ellis and Trammell Crow Company for over 20 years. During her time there, she served as Senior Vice President, Corporate and Investor Client Accounts from April 2001 until December 2004, Chief Operating Officer, Global Services from January 2005 until December 2006, and President, Global Corporate Services - Client Accounts from December 2006 until May 2008. Ms. Detering-Paddison was part of a ten-member executive team that managed the merger between Trammell Crow Company and CB Richard Ellis in December 2006. Ms. Detering-Paddison serves on the Salvation Army’s National Advisory Board. Ms. Detering-Paddison is the author of “Work, Love, Pray.” Ms. Detering-Paddison holds a Master of Business Administration degree from the Harvard Graduate School of Business and a Bachelor of Science degree from Oregon State University where she graduated as Valedictorian.
Our board of directors has concluded that Ms. Detering-Paddison is qualified to serve as one of our directors for reasons including her more than 30 years of management experience with large commercial real estate companies, including Trammell Crow Company, CB Richard Ellis, ProLogis, and Cassidy Turley. With her background, Ms. Detering-Paddison brings substantial insight and experience with respect to the commercial real estate industry.
Jeffrey F. Joseph, 79, has served as one of our independent directors since September 2017. Mr. Joseph served as President, Chief Executive Officer and director of Presidential Realty Corporation, a publicly held company focused on the development and ownership of multifamily residential properties, from 1991 until his retirement in 2011. From 1979 to 1991, Mr. Joseph served as a principal of Ivy Properties Ltd. and as General Counsel of Presidential Realty Corporation from 1973 to 1979. Mr. Joseph is Chairman of the Board of Takoda Service Dogs Inc., a charitable organization that provides service dogs to Veterans suffering from PTSD. Mr. Joseph began his career 1967 as an associate with Hughes Hubbard Blair & Reed. Mr. Joseph holds a Bachelor of Arts degree from Cornell University with a major in Economics and a Juris Doctorate degree from Cornell Law School, where he graduated Summa Cum Laude.
Our board of directors has concluded that Mr. Joseph is qualified to serve as one of our directors for reasons including his more than 40 years of real estate industry experience.
David Lichtenstein, 59, has served as one of our directors and Chairman of the Board of Directors since September 2017. Mr. Lichtenstein is Chairman and Chief Executive Officer of our Advisor. Mr. Lichtenstein founded both American Shelter Corporation and Lightstone. From 1988 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone, directing all aspects of the acquisition, financing and management of a diverse portfolio of multifamily, lodging, retail and industrial properties located in 20 states and Puerto Rico. From June 2004 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Officer of Lightstone Value Plus Real Estate Investment Trust, Inc. (“Lightstone I”) and Chief Executive Officer of Lightstone Value Plus REIT LLC, its advisor. From April 2008 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Offer of Lightstone Value Plus Real Estate Investment Trust II, Inc. (“Lightstone II”) and Lightstone Value Plus REIT II LLC, its advisor. From September 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Value Plus Real Estate Investment Trust III, Inc. (“Lightstone III”), and as Chief Executive Officer of Lightstone Value Plus REIT III LLC, its advisor. From September 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Real Estate Income Trust Inc., (“Lightstone IV”), and as Chief Executive Officer of Lightstone Real Estate Income LLC, its advisor. From October 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Enterprises Limited (“Lightstone Enterprises”). Mr. Lichtenstein was the president and/or director of certain subsidiaries of Extended Stay Hotels, Inc. (“Extended Stay”) that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on

October 8, 2010. Mr. Lichtenstein is no longer affiliated with Extended Stay. From July 2015 to September 2020, Mr. Lichtenstein served as a member of the Board of Directors of the New York City Economic Development Corporation, New York City’s primary economic development vehicle. Mr. Lichtenstein is on the Board of Governors of the Real Estate Board of New York, a Trustee of the Citizens Budget Commission, and is a Member of The Economic Club of New York and the Real Estate Roundtable, and Co-Chair of the Real Estate Capital Policy Advisory Committee. He is also a member of the Brookings Institution’s Economic Studies Council and a trustee of The Touro College and University System and sits on the Board Supervisory Committee for The New York Medical College. Mr. Lichtenstein is a founder of the Friendship House, an organization that provides housing for families of sick children and adults in the Greater New York City area. Mr. Lichtenstein is also a member of the International Council of Shopping Centers and the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, as well as a member of the Board of Directors of Touro College and New York Medical College.
Our board of directors has concluded that Mr. Lichtenstein is qualified to serve as one of our directors for reasons including his more than 25 years of financial and general management experience, including significant experience in acquisition, disposition, management, and administration of commercial real estate investments.
Jeffrey P. Mayer, 64, has served as one of our independent directors since November 2007 and is chairman of our audit committee. Mr. Mayer previously served as a consultant serving the real estate industry and is the owner of Mayer Financial Consulting, LLC and is the firm’s sole employee. This firm was started in 2011 to provide consulting services to individuals and businesses primarily dealing with financial investments and real estate. From 2000 until 2007, Mr. Mayer was the Chief Financial Officer of ClubCorp, Inc., a holding company that owns and operates premier golf and business clubs and destination golf resorts. He previously served as Chief Financial Officer of Bristol Hotels & Resorts in Dallas, a position he held from 1996 until the company’s acquisition by Bass PLC in early 2000. Prior to joining Bristol, he was Corporate Controller at Host Marriott Corporation (formerly Marriott Corporation) and, prior to that, held various senior financial positions at Marriott Corporation. He also serves as treasurer and board member of the Georgia Chapter of The American Foundation for Suicide Prevention. In addition, he serves or has previously served as the Audit Committee chairman for three other organizations including both profit and not-for-profit entities. He was a board member of the Dallas Children’s Advocacy Center and chairman of its audit committee. A graduate of the College of William & Mary, he began his career as an accountant with Arthur Andersen LLP.
Our board of directors has concluded that Mr. Mayer is qualified to serve as one of our directors and as Chairman of our Audit Committee for reasons including his more than 30 years of accounting and finance experience in the commercial real estate industry. In particular, Mr. Mayer has served as Chief Financial Officer for two commercial real estate companies and has significant management experience relating to preparing and reviewing financial statements and coordinating with external auditors. Mr. Mayer continues to provide consulting services to the commercial real estate industry and is in tune with current industry trends and issues.
Cynthia Pharr Lee, 71, has served as one of our independent directors since November 2007. Ms. Lee serves as Chairman of Dala Communications and she was CEO of its predecessor firm, C. Pharr & Company, which provides strategic brand, marketing and public relations services to many real estate, construction, design and other B2B clients. Ms. Pharr Lee also serves as an independent board member of AAA Auto Club of Southern California. From 2016 through 2020, Ms. Pharr Lee served as a member of the board of directors of Darling Ingredients Inc. (DAR-NYSE) and its audit and compensation committees. From 1994 through February 2014, Ms. Pharr Lee served as a member of the board of directors of CEC Entertainment, Inc. (CEC-NYSE) and its audit and compensation committees. A co-founder of Texas Women Ventures Fund, Ms. Pharr Lee serves on the Fund’s Investment Advisory Committee. Ms. Pharr Lee is a former president of Executive Women of Dallas and former national chairman of the Counselor’s Academy of the Public Relations Society of America. From May 1989 through February 1993, Ms. Lee was President and Chief Executive Officer of Tracy Locke/Pharr Public Relations, a division of Omnicom (NYSE). Ms. Lee has earned designation as a Board Leadership Fellow of the National Association of Corporate Directors (NACD) and has also earned the CERT Certificate in Cybersecurity Oversight through a program sponsored by NACD and Carnegie Mellon University. She received her Bachelor of Science degree in English (summa cum laude) and her Master of Arts degree in English from Mississippi State University.
Our board of directors has concluded that Ms. Lee is qualified to serve as one of our directors for reasons including her more than 30 years of management experience in the public relations and marketing communications industry, with significant experience working with commercial real estate and construction firms. Ms. Lee has also served on the boards of directors and audit committees of New York Stock Exchange listed companies, which allows her to provide valuable knowledge and insight into management issues. In addition, Ms. Lee’s background complements that of our other board members and brings a unique perspective to our board.
Steven Spinola, 71, has served as one of our independent directors since September 2017. Mr. Spinola served as President of the Real Estate Board of New York (“REBNY”) from 1986 and since July 2015 as its President Emeritus. Mr. Spinola is a recipient of the Harry B. Helmsley Distinguished New Yorker Award for a lifetime of achievement in the profession. Before becoming REBNY’s President, Mr. Spinola served as President of the New York City Public Development Corporation (now known as the New York City Economic Development Corporation) from 1983 to 1986. Mr. Spinola currently serves as an independent director on the Board of Directors of Lightstone IV. Mr. Spinola holds a Bachelor of Arts degree from the City College of New York with a concentration in political science and government. He attended the Harvard Business School/Kennedy School of Government Summer Program for Senior Managers in Government.
Our board of directors has concluded that Mr. Spinola is qualified to serve as one of our directors for reasons including his extensive experience in the real estate industry.
Independence
As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. Our charter currently defines an “independent director” as a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our sponsor, the Company, our Advisor, or any of their affiliates by virtue of (1) ownership of an interest in our sponsor, our Advisor or any of their affiliates, other than the Company, (2) employment by the Company, our sponsor, our Advisor, Behringer Advisor, or any of their affiliates, (3) service as an officer or director of our sponsor, our Advisor, Behringer Advisor, or any of their affiliates, other than as a director of the Company, (4) performance of services for the Company, other than as a director of the Company, (5) service as a director or trustee of more than three real estate investment trusts, or “REITs,” organized by our sponsor or advised by our Advisor, or (6) maintenance of a material business or professional relationship with our Advisor, or any of its affiliates. Serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other real estate program organized by our sponsor or advised or managed by our Advisor or its affiliates shall not, by itself, cause a director to be deemed associated with our sponsor or our Advisor. A business or professional relationship is considered “material” under our charter if the aggregate annual gross revenue derived by the director from our sponsor, our Advisor and their affiliates exceeds 5% of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with our Advisor shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Lightstone Group, our Advisor, any of their affiliates or the Company.
Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the NYSE or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that the majority of the members of our board, and each member of our audit committee, compensation committee and nominating committee, is “independent” as defined by our charter and the NYSE.
Board Leadership Structure and Risk Oversight
Since June 2008, we have operated under a board leadership structure with separate roles for our Chairman of the Board and our Principal Executive Officer. Our Chairman of the Board is responsible for setting the agenda for each of the meetings of the board of directors and the annual meetings of stockholders, and our

Principal Executive Officer has been responsible for the general management of the business, financial affairs and day-to-day operations of the Company. As our directors continue to have more oversight responsibility, we believe it is beneficial to have a Chairman whose focus is to lead the board and facilitate communication among directors and management. Accordingly, we believe this structure has been the best governance model for the Company and our stockholders to date.
In June 2017 the Company named a lead independent director. Although our board of directors is relatively small in size and each board member is kept apprised of our business and developments impacting our business, we determined to designate a single lead independent director to further facilitate communication among our independent directors and management, including our external advisor. The agenda for each meeting is set by the Chairman in consultation with the lead independent director and management. A majority of our board is comprised of independent directors. Each director has complete and open access to our Advisor, property manager and their respective affiliates. Moreover, our audit committee, compensation committee, and nominating committee are composed entirely of independent directors.
The board of directors oversees risk through (1) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business, (2) the required approval by the board of directors of all transactions, including, among others, acquisitions and dispositions of properties, financings and the engagement of our Advisor and property manager, (3) the oversight of our business by the audit, compensation, and nominating committees and (4) regular periodic reports from our independent public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.
Meetings of the Board of Directors and Committees
During the fiscal year ended December 31, 2019, the board met six times and acted by written consent four times. Each director attended at least 75% of the meetings of the board and, as applicable, the meetings of the committees on which he or she served during 2019. We encourage our directors to attend our annual meeting of stockholders. In 2019, all of our directors attended the annual meeting of stockholders. Our entire board considers all major decisions concerning our business, including any investments we make. However, our board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting.
The board of directors has established three permanent committees: the audit committee; the conflicts committee; and the nominating committee. Each committee is composed solely of independent directors Andreas K. Bremer, Diane S. Detering-Paddison, Jeffrey F. Joseph, Jeffrey P. Mayer, Cynthia Pharr Lee, and Steven Spinola, each of whom qualifies as “independent” under our charter as well as the NYSE rules and applicable SEC rules. Each committee has adopted a written charter approved by the board of directors. During the fiscal year ended December 31, 2019, the audit committee met four times and the nominating committee acted by consent two times. The conflicts committee met two times in 2019 and acted by consent one time.
Audit Committee. The audit committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, to review the Company’s major financial risk exposures and the steps taken to monitor and minimize those exposures and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. Mr. Mayer is the chairman of the audit committee, and our board of directors has determined that Mr. Mayer is an “audit committee financial expert,” as defined by the rules of the SEC.
Conflicts Committee. Our board of directors also has established a conflicts committee to act with respect to all matters when the issue is such that the exercise of independent judgment by directors who are affiliates of the Advisor could reasonably be compromised. Mr. Bremer is the chairman of the conflicts committee. The primary duties of the conflicts committee include reviewing all transactions with the Advisor and its affiliates; supervising and evaluating the performance of the Advisor and its compensation; reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter; approving borrowings in excess of the total liabilities limit set forth in our charter; reviewing and reporting on our investment policies; and discharging the board of directors’ responsibilities relating to compensation, among other matters required of our independent directors as set forth in our charter. We note that currently, we do not compensate our executive officers, and only our directors who are “independent” as defined by our charter and the NYSE receive compensation for their services to us. Our executive officers participate in determining the amount of director compensation, and our conflicts committee has not engaged any compensation consultants to recommend or otherwise determine the amount or form of director compensation.
Nominating Committee. The nominating committee recommends nominees to serve on our board of directors. The nominating committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our bylaws. Generally, this requires that the stockholder send certain information about the nominee to our corporate secretary between 120 and 150 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our directors take a critical role in guiding our strategic direction and overseeing our management, board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The nominating committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time and shall periodically review and recommend for approval by the board any updates to the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the board as a whole is taken into account in considering individual candidates. The nominating committee seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board. The nominating committee assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board’s collective skill set that should be addressed in the nominating process. The nominating committee has determined that the composition of the current board of directors, including the new nominees for directors, satisfies its diversity objectives.
The nominating committee will evaluate the qualifications of each director candidate against the criteria described above in making its recommendation to the board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our bylaws is no different than the process for evaluating other candidates considered by the nominating committee. The nominees to be considered for membership to the board of directors at this Annual Meeting were recommended and nominated by the nominating committee on September 23, 2020 and approved by the full board. Ms. Pharr Lee is the chairman of the nominating committee.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Stockholders who wish to communicate with our board of directors may send the communication to Lightstone Value Plus Real Estate Investment Trusts V, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701. All communications made by this means will be directed to the Chairman of the Board.
In addition stockholders may report any concerns regarding questionable accounting, auditing or other matters of business on a confidential basis directly to the chairperson of the audit committee. Such reports may be submitted 24 hours a day, seven days a week, by telephone or e-mail to an ethics hotline operated by an independent third-party vendor, InTouch. The helpline may be reached by telephone at (844) 302-2513, by e-mail to LightstoneCares@getintouch.com, and online at www.intouchwebsite.com/Lightstone. The chairperson of the audit committee will receive all communications made by this means from Lighthouse and will relay all such communications to the board of directors.

Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Ethics that is applicable to all members of our board of directors, our executive officers and employees of our Advisor and its affiliates. We have posted the Code of Business Conduct and Ethics on the website maintained for us at www.lightstonecapitalmarkets.com. If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by promptly posting such information on the website maintained for us as necessary.
Director Compensation
We pay each of our directors who are Independent Directors as defined in our charter an annual retainer of $60,000. In addition, we pay the chairperson of the audit committee and conflicts committee and our lead independent director an annual retainer of $10,000 each and the chairperson of our nominating committee an annual retainer of $5,000. These retainers are payable quarterly in arrears. In addition, we pay each of our directors who are Independent Directors as defined in our charter (a) $1,500 for each board of directors or committee meeting attended in person or by telephone, and (b) $750 for each written consent considered by the director.
All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. If a director is also an affiliate director, we do not pay compensation for services rendered as a director.
Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2019:
Name	Fees Earned(1)
David Lichtenstein	$—
Andreas K. Bremer	$103,250
Diane S. Detering-Paddison	$83,250
Jeffrey F. Joseph	$83,250
Jeffrey P. Mayer	$93,250
Cynthia Pharr Lee	$88,250
Steven Spinola	$83,250
(1)	Includes fees earned for services rendered in 2019, regardless of when paid.
Executive Officers
The following individuals serve as our executive officers:
Mitchell Hochberg, 67, was appointed our Chief Executive Officer on September 28, 2017. Mr. Hochberg also serves as President and Chief Operating Officer of Lightstone I, Lightstone II, Lightstone III and Lightstone IV and their respective advisors. From October 2014 to the present, Mr. Hochberg has served as President of Lightstone Enterprises. Mr. Hochberg was appointed Chief Executive Officer of Behringer Harvard Opportunity REIT I, Inc. (“BH OPP I”) effective as of September 28, 2017. Prior to joining The Lightstone Group in August 2012, Mr. Hochberg served as principal of Madden Real Estate Ventures from 2007 to August 2012 when it combined with our sponsor. Mr. Hochberg held the position of President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States from early 2006 to early 2007 and prior to that Mr. Hochberg founded Spectrum Communities, a developer of luxury neighborhoods in the northeast of the United States, in 1985 where for 20 years he served as its President and Chief Executive Officer. Mr. Hochberg served a member of the board of directors of Belmond Ltd. from 2009 to April 2019. Additionally, Mr. Hochberg serves as Chairman of the board of directors of Orleans Homebuilders, Inc. Mr. Hochberg received his law degree as a Harlan Fiske Stone Scholar from Columbia University School of Law and graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Seth Molod, 56, was appointed our Chief Financial Officer and Treasurer August 27, 2018. Mr. Molod also serves as Chief Financial Officer and Treasurer of Lightstone I, Lightstone II, Lightstone III and Lightstone IV. Mr. Molod also serves as the Executive Vice President and Chief Financial Officer of our Sponsor and as the Chief Financial Officer of our Advisor and the advisors of Lightstone I, Lightstone II, Lightstone III and Lightstone IV. Prior to joining the Lightstone Group in August of 2018, Mr. Molod served as an Audit Partner, Chair of Real Estate Services and on the Executive Committee of Berdon LLP, a full service accounting, tax, financial and management advisory firm (“Berdon”). Mr. Molod joined Berdon in 1989. He has extensive experience advising some of the nation’s most prominent real estate owners, developers, managers, and investors in both commercial and residential projects. Mr. Molod has worked with many privately held real estate companies as well as institutional investors, REITs, and other public companies. Mr. Molod is a licensed certified public accountant in New Jersey and New York and a member of the American Institute of Certified Public Accountants. Mr. Molod holds a Bachelor of Business Administration degree in Accounting from Muhlenberg College.
Executive Compensation
We do not directly compensate our named executive officers, nor do we reimburse our external advisor for compensation paid to our named executive officers, for services rendered to us. We pay certain management fees to our external advisor to compensate the external advisor for the services it provides in our day-to-day management. In addition, we reimburse certain expenses of the external advisor, including reimbursement for the costs of salaries and benefits of certain of their employees.
Reimbursement for the costs of salaries and benefits of our external advisor’s employees relate to compensation paid to our external advisor’s employees that provide services to us such as accounting, administrative or legal, for which our external advisor or its affiliates are not entitled to compensation in the form of a separate fee. A description of the fees that we pay to our external advisor and other affiliates is found in “Certain Transactions” below. Therefore, we do not have, nor has our board of directors or compensation committee considered, a compensation policy or program for our executive officers, and thus we have not included a Compensation Discussion and Analysis or compensation committee report in this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2019 or formerly served as an officer of the Company or any of our subsidiaries. In addition, during the fiscal year ended December 31, 2019, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers or directors serving as a member of our board of directors or compensation committee.

AUDIT COMMITTEE REPORT
The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, our independent registered public accounting firm devotes more time and has access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.
In this context, the audit committee reviewed and discussed the 2019 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with EisnerAmper LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles (“GAAP”), the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee received from EisnerAmper LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the audit committee concerning independence, and discussed with EisnerAmper LLP their independence from us. In addition, the audit committee considered whether EisnerAmper LLP’s provision of non-audit services is compatible with EisnerAmper LLP’s independence.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the 2019 audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.
AUDIT COMMITTEE:
Jeffrey P. Mayer, Chairman
Andreas K. Bremer
Diane S. Detering-Paddison
Jeffrey F. Joseph
Cynthia Pharr Lee
Steven Spinola
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of September 15, 2020 regarding the beneficial ownership of our common stock by each person known by us to own more than 5% of the outstanding shares of common stock, each of our directors, each of our executive officers, and our directors and executive officers as a group:
Name of Beneficial Owner(2)	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
David Lichtenstein	—	—
Andreas K. Bremer	—	—
Diane S. Detering-Paddison	—	—
Jeffrey P. Mayer	—	—
Cynthia Pharr Lee	—	—
Steven Spinola	—	—
Jeffrey F. Joseph	—	—
Mitchell Hochberg	—	—
Seth Molod	—	—
All directors and executive officers as a group (nine persons)	—	—
(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following September 15, 2020. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	The address of our directors and officers is c/o Lightstone Value Plus Real Estate Investment Trust V, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.

CERTAIN TRANSACTIONS
Policies and Procedures for Transactions with Related Persons
We do not currently have written formal policies and procedures for the review, approval or ratification of transactions with related persons, as defined by Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended. Under that definition, transactions with related persons are transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of our voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.
However, in order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to (1) transactions we enter into with our Advisor and its affiliates, (2) certain future offerings, and (3) the allocation of investment opportunities among affiliated entities. As a general rule, any related party transactions must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us.
Related Party Transactions
Advisor
The Advisor and certain of its affiliates may receive fees and compensation in connection with the management and sale of our assets based on an advisory management agreement, as amended and restated.
The following discussion describes the fees and expenses payable to our external advisor and its respective affiliates under the various advisory management agreements.
We pay acquisition and advisory fees of 1.5% of the amount paid in respect of the purchase, development, construction, or improvement of each asset we acquire, including any debt attributable to those assets. In addition, we pay acquisition and advisory fees of 1.5% of the funds advanced in respect of a loan investment.
For the years ended December 31, 2019 and 2018, respectively, we incurred an aggregate of $1.4 million and $1.1 million payable to the Advisor for acquisition and advisory fees and acquisition expense reimbursement.
We also pay the Advisor an acquisition expense reimbursement in the amount of (i) 0.25% of the funds paid for purchasing an asset, including any debt attributable to the asset, plus 0.25% of the funds budgeted for development, construction, or improvement in the case of assets that we acquire and intend to develop, construct, or improve or (ii) 0.25% of the funds advanced in respect of a loan investment.
The Advisor and its affiliates are responsible for paying all of the investment-related expenses that we or the Advisor or its affiliates incur that are due to third parties or related to the additional services provided by the Advisor as described above with respect to investments we do not make, other than certain non-refundable payments made in connection with any acquisition.
We also pay third parties, or reimburse our external advisor or its affiliates, for any investment-related expenses due to third parties in the case of a completed investment, including, but not limited to, legal fees and expenses, travel and communication expenses, costs of appraisals, accounting fees and expenses, third-party brokerage or finder’s fees, title insurance, premium expenses, and other closing costs.
Before June 10, 2019 we paid our external advisor a debt financing fee of 0.5% of the amount available under any loan or line of credit made available to us and pay directly all third-party costs associated with obtaining the debt financing, on June 10, 2019 we amended the advisory management agreement with our advisor and increased the debt financing fee to 1.0% of the amount available under any loan or line of credit made available to us and pay directly all third-party costs associated with obtaining the debt financing. During the year ended December 31, 2019 and 2018, we incurred debt financing fees of approximately $0.7 million and $0.8 million, respectively.
We pay a development fee in an amount that is usual and customary for comparable services rendered to similar projects in the geographic market of the project if such affiliate provides the development services and if a majority of our independent directors determines that such development fee is fair and reasonable to us. We incurred no development fees for the years ended December 31, 2019 and 2018.
We pay a monthly asset management fee of one-twelfth of 0.7% of the value of each asset. The value of our assets will be the value as determined in connection with the establishment and publication of a NAV per Share unless the asset was acquired after our publication of a NAV per Share (in which case the value of the asset will be the contractual purchase price of the asset). For the years ended December 31, 2019 and 2018, we expensed $2.4 million and $1.6 million, respectively, of asset management fees payable to the Advisor.
The Advisor is responsible for paying all of the expenses it incurs associated with persons employed by the Advisor to the extent that they provide services to us for which the Advisor receives an acquisition, asset management, or debt financing fee, including wages and benefits of the applicable personnel. Instead of reimbursing the Advisor for specific expenses paid or incurred in connection with providing services to us, we pay the Advisor an administrative services fee, which is an allocation of a portion of the actual costs that the Advisor paid or incurred providing these services to us (the “Administrative Services Reimbursement”). The Administrative Services Reimbursement is intended to reimburse the Advisor for all its costs associated with providing services to us.
For the period January 1, 2018 through June 10, 2018, the Administrative Services Reimbursement was up to $1.3 million annually, pro-rated for the period. For the period June 11, 2018 through June 10, 2019, the Administrative Services Reimbursement was up to $1.29 million. On June 10, 2019, the advisory management agreements were extended an additional year through June 10, 2020. For the period June 11, 2019 through June 10, 2020, the Administrative Services Reimbursement is up to $1.312 million. The Administrative Services Reimbursement is payable in four equal quarterly installments within 45 days of the end of each calendar quarter. In addition, under the various advisory management agreements, we are to reimburse the Advisor for certain due diligence services provided in connection with asset acquisitions and dispositions and debt financings separately from the Administrative Services Reimbursement. For both of the years ended December 31, 2019 and 2018, we incurred and expensed $1.3 million of such costs for administrative services and due diligence services.
Notwithstanding the fees and cost reimbursements payable to the Advisor pursuant to our advisory management agreement, under our charter we may not reimburse the Advisor for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of: (i) 2% of our average invested assets, or (ii) 25% of our net income determined without reduction for any additions to reserves for depreciation, bad debts, or other similar non-cash reserves and excluding any gain from the sale of our assets for that period unless a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. For the four fiscal quarters ended December 31, 2019, our total operating expenses (including the asset management fee) exceeded the limit on total operating expenses; however, our independent directors determined the excess expenses were justified primarily as a result of the timing of the redeployment of our cash proceeds from asset sales and financings.
Property Manager
The Company engaged an affiliate of Lightstone pursuant to a property management and leasing agreement. The following discussion describes the fees and expenses payable to our affiliated property manager and its respective affiliates under both the various property management and leasing agreements. We pay our property manager and affiliate of the Advisor, fees for the management, leasing, and construction supervision of our properties which is 4.0% of gross revenues of the properties managed by our property manager. We pay our property manager an oversight fee equal to 0.5% of the gross revenues of the property managed for any property for which we contract directly with a third-party property manager. In no event will our property manager or its affiliates receive both a property management fee and an oversight fee with respect to any particular property. In the event we own a property through a joint venture that does not pay our property manager directly for its services, we will pay our property manager a management fee or oversight fee, as applicable, based only on our economic interest in the property. For the years ended December 31, 2019 and 2018, we incurred and expensed property management fees or oversight fees to the related-party property manager of $0.5 million and $0.1 million, respectively.

We pay our property manager a construction management fee in an amount not to exceed 5% of all hard construction costs incurred in connection with, but not limited to capital repairs and improvements, major building reconstruction and tenant improvements, if such affiliate supervises construction performed by or on behalf of us or our affiliates. We incurred no construction management fees for the years ended December 31, 2019 and 2018.
As of both December 31, 2019 and 2018, we had a payable to the Advisor and its affiliates of less than $0.1 million. These balances consist of accrued fees, including asset management fees, administrative service expenses, property management fees, and other miscellaneous costs payable to the Advisor and property manager.
We are dependent on the Advisor and our property manager for certain services that are essential to us, including asset disposition decisions, property management and leasing services, and other general administrative responsibilities. In the event that these companies were unable to provide us with their respective services, we would be required to obtain such services from other sources.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting, you and the other stockholders will vote on the ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm for the year ending December 31, 2019.
The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm’s qualifications, performance and independence.
Vote Required
Under our bylaws, a majority of the votes cast at the Annual Meeting at which a quorum is present is required for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2019. Abstentions and broker non-votes will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2019.
Whether or not you plan to attend the Annual Meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF EisnerAmper LLP
Independent Registered Public Accounting Firm
EisnerAmper LLP has served as our independent registered public accounting firm since April 2017. Our management believes that they are knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm.
Audit and Non-Audit Fees
The following table presents fees for professional services rendered by our independent registered public accounting firms and their respective affiliates for the years ended December 31, 2019 and 2018 (dollars in thousands):
(in thousands)	2019	2018
Audit Fees(1)	$358	$290
Tax Fees(2)	66	90
Total Fees	$424	$380
(1)
Fees for audit services consisted of the audit of the Company’s annual consolidated financial statements, interim reviews of the Company’s quarterly consolidated financial statements, and services normally provided in connection with statutory and regulatory filings including registration statement consents.

(2)	Fees for tax services.

Our audit committee considers the provision of these services to be compatible with maintaining the independence of our independent registered accounting firms.
Audit Committee’s Pre-Approval Policies and Procedures
Our audit committee must approve any fee for services to be performed by the Company’s independent registered public accounting firm in advance of the service being performed. For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost under $100,000, our audit committee will be provided information to review and must approve each project prior to commencement of any work. For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost $100,000 and over, our audit committee will be provided with a detailed explanation of what is being included, and asked to approve a maximum amount for specifically identified services in each of the following categories: (1) audit fees; (2) audit-related fees; (3) tax fees; and (4) all other fees for any services allowed to be performed by the independent registered public accounting firm. If additional amounts are needed, our audit committee must approve the increased amounts prior to the previously approved maximum being reached and before the work may continue. Approval by our audit committee may be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications. The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to our audit committee on a regular basis. Our audit committee has considered the independent registered public accounting firm’s non-audit services provided to the Company and has determined that such services are compatible with maintaining its independence.
Our audit committee approved all of the services provided by, and fees paid to, EisnerAmper LLP during the years ended December 31, 2019 and 2018.

ADDITIONAL INFORMATION
Householding
With the consent of affected stockholders, the SEC permits us to send a single copy of our Annual Report and this Proxy Statement to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. The procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Only one copy of this Proxy Statement and the 2019 Annual Report will be sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions.
We will promptly deliver, upon written or oral request, a separate copy of this Proxy Statement and our 2019 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. If any stockholder residing at such an address desires at this time to receive a separate copy of this Proxy Statement and the 2019 Annual Report or if any such stockholder wishes to receive a separate proxy statement and annual report in the future, the stockholder should contact the Shareholder Services Department by phone at (888) 808-7348, or by mail at Lightstone Value Plus Real Estate Investment Trust V, Inc., c/o DST Systems, Inc., P.O. Box 219015, Kansas City, Kansas 64121. Likewise, if any stockholders residing at one household currently receive multiple copies of these documents and would like to receive one set in the future, please contact us.
Stockholder Proposals
The rules promulgated by the SEC require that any proposal by a stockholder for inclusion in the proxy materials for the 2021 Annual Meeting must be received by us no later than June 3, 2021. Under the rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in the rules are met. However, if we hold our 2021 Annual Meeting before October 13, 2021 or after December 12, 2021, stockholders must submit proposals for inclusion in our 2021 proxy statement within a reasonable time before we begin to print our proxy materials.
In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our bylaws. Our bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our bylaws must be complied with, including, but not limited to, delivery of notice, not less than 120 days nor more than 150 days before the first anniversary of the mailing of the notice for the annual meeting held in the prior year. Accordingly, under our bylaws, a stockholder nomination or proposal intended to be considered at the 2021 Annual Meeting must be received by us no earlier than May 4, 2021 and not later than June 3, 2021. If we hold our 2021 Annual Meeting before October 13, 2021 or after December 12, 2021, a stockholder nomination or proposal to be considered at the 2021 Annual Meeting must be received by us not earlier than the 120th day before the date of the 2021 Annual Meeting and not later than the close of business on the later of the 90th day before the date of the 2021 Annual Meeting or the 10th day following the day on which disclosure of the date of the 2021 Annual Meeting is first made. Our Secretary will provide a copy of bylaws upon written request and without charge.
Stockholder Communications
We have adopted a process for stockholders to send communications to our board. A description of the manner in which stockholders can send such communications appears above under “Communication with Directors.”
OTHER MATTERS
We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.
By Order of the Board of Directors,

Terri Warren Reynolds
Senior Vice President, General Counsel, and Secretary

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by Internet you do not have to return your proxy card.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote by phone you do not have to return your proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D23901-P44843 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIGHTSTONE VALUE PLUS REIT V, INC.

The Board of Directors recommends a vote **FOR** all nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bremer
02) Detering-Paddison
03) Joseph
04) Lichtenstein
05) Mayer
06) Pharr Lee
07) Spinola

The Board of Directors recommends a vote **FOR** Proposal 2 as described in the proxy statement.

	For	Against	Abstain
2. The ratification of the appointment of EisnerAmper LLP as independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.
Thursday, November 12, 2020
9:00 a.m. (ET)
At
Executive Offices of The Lightstone Group
460 Park Avenue
13th Floor
New York, New York 10022

Your Vote is Important!

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS:

The Proxy Statement and 2019 Annual Report to Stockholders are available at:
www.proxyvote.com

FOLD HERE BEFORE INSERTING INTO RETURN ENVELOPE

D23902-P44843

Lightstone Value Plus Real Estate Investment Trust V, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Mitchell C. Hochberg, Joseph E. Teichman and Terri Warren Reynolds, and each of them, as proxies and attorneys-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. to be held on November 12, 2020 at the Executive Offices of The Lightstone Group, 460 Park Avenue, 13th Floor, New York, New York 10022, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed in Proposal 1 and "FOR" Proposal 2. The proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn the annual meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the November 12, 2020 meeting date.

Continued and to be signed on reverse side